EXHIBIT  1O.1

                    AGREEMENT TO EXECUTE MANAGEMENT AGREEMENT
                    -----------------------------------------
                             AND OPTION TO PURCHASE
                             ----------------------

     THIS AGREEMENT TO EXECUTE MANAGEMENT AGREEMENT and OPTION TO PURCHASE (Agreement) is entered into this 2nd day of July, 2002 by and between THE INTERNET ADVISORY CORPORATION, a Utah corporation of 150 East 58 Street, New York, New York10022 (Internet) and WORLDWIDE CONNECT, a Nevada corporation of 1470- N.W. 107th Avenue, Suite H, Miami, Florida 33143 (Worldwide), and LONNIE DIVINE (Divine) of 2356 N.W. 49 Lane, Boca Raton, Florida, all sometimes hereinafter referred to as the parties,

     WHEREAS, Internet desires to retain Worldwide to manage operations at its office located at Suite ST3, 2455 East Sunrise Boulevard, Fort Lauderdale, Florida (Subject Premises), as set forth in the Addendum to Lease dated February 10, 1999 entered into between Internet and Spring Lake Partners (Lease), said space being located on the ground floor of the International Building; and

     WHEREAS,  Worldwide  desires  to  lease and acquire the assets of Internet.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the parties hereby agree as follows:

OPTION  TO  ACQUIRE  ASSETS  AND  MANAGE  SUBJECT  PREMISES
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1.  GRANT  OF  LEASE  OF  ASSETS  WITH  OPTION (OPTION).

     Worldwide is hereby granted from Internet the Option to acquire the assets more specifically identified on Exhibit 1 attached hereto, which assets are being sold "as is", but free and clear of any claim, lien or encumbrance as of the date of this Agreement, with the exception of any rights granted to Landlord of the Subject Premises pursuant to the Lease with Landlord or pursuant to Florida's Non Residential Landlord-Tenant Act. Subject to the terms and conditions of this Agreement, Worldwide shall, in its capacity as manager of Internet Advisory at the Subject Premises, have the right to utilize said assets, however, it shall not have the right or authority to sell, transfer,

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dispose, encumber, lien or in anyway, interfere with Internet Advisory Ownership rights until title has transferred to Worldwide as set forth in this Agreement. The parties shall execute a Management Agreement, a copy of which is attached hereto as Exhibit 2.

2.  CONSIDERATION  FOR  OPTION  AND  MANAGEMENT
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     Worldwide  shall  pay  to Internet twenty-four (24) payments, as an for the right to acquire the assets and use said assets, set forth on Exhibit 1 and for the right to retain all funds derived from the management of Internet Advisory premises, in the following amounts and at the following times:

      (A) Three (3) equal monthly payments commencing on July 1, 2002 of $6,250.00 per month which Internet acknowledges it has received payment in said amount for the first month under this Agreement. Worldwide shall pay on or before the 20th of July the sum of $6,250.00, and on or before the 2oth day of August the sum of $6,250.00, for the months of August and September.

      (B) Worldwide shall pay the sum of $7,500.00 per month on or before the 20th day of each month, three (3) equal continuous payments on September 20th, October 20th and November for the months of October through December, 2002.

     (C) Worldwide shall pay to Internet the sum of $8,820.00 per month in eighteen (18) continuous equal monthly payments the sum of $8,820.00 per month on or before the day of each month commencing on or before December 20, 2002 and continuing through May 20, 2004.

     (D) In the event of the failure of Worldwide to remit any payment as required herein, Worldwide shall be deemed in default and Internet shall, in addition to any other available remedy set forth herein, be entitled, at its option, to accelerate any and all remaining payments through July 2003, which shall become immediately due and payable to Internet. Divine and Worldwide will execute a Promissory Note, a copy of which is attached as Exhibit 3.

     (E) Internet agrees that it shall pay to the Landlord rent and the additional security deposit for the Subject Premises on a timely basis from the payment made by Worldwide through the

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expiration  of  the  Lease  on  February 28, 2003 or unless sooner terminated or canceled, whichever first occurs. Any difference between payment made by Worldwide and Internet's payment to the Landlord shall be deemed consideration toward the option to acquire the subject assets set forth in Exhibit 1, and consideration for use of assets and management of the subject premises. Subsequent to expiration of the lease, payment of all amounts due to Internet as set forth herein shall be their sole property. Worldwide shall, at its option, acquire title to said assets set forth on Exhibit 1, upon providing to Internet five (5) days written notice of its intent to exercise the option to purchase so long as it has made all payment hereunder assets as set forth in Exhibit 1 and pay the agreed upon option price of $100.00.

3. Divine shall execute a mortgage on real property more specifically securing payment to Internet, and further execute any and all documents necessary to guarantee Worldwide's obligation to Internet. Divine agrees that the subject real property is free of any claims, liens or encumbrances and that its has an value of more than $200,000,00 and that he is empowered to pledge said property for payment herein. (See Exhibit 4).

4.  REPRESENTATIONS  AND  WARRANTIES  BY  INTERNET.

Internet  represents  and  warrants  to  Worldwide  as  follows:

     (a) Organization, Standing and Qualification. Internet is a corporation duly organized, validly existing and in good standing under the laws of Utah; it has all requisite corporate power and authority and is entitled to carry on its business as now being conducted and to own, lease or operate its properties as and in the places where such business is now conducted and such properties are now owned, leased or operated.

     (b) Execution, Delivery and Performance of Agreement; Authority. Neither the execution, delivery nor performance of this Agreement by Internet will, conflict with, result in a default, or create any liability, pursuant to any legal or contractual requirement to which Internet is a party. Internet has

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the  full  power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. All proceedings required to be taken by Internet to authorize the execution, delivery and performance of this Agreement and the agreements relating hereto have been properly taken and this cement constitutes a valid and binding obligation of Internet, enforceable against them in accordance with its terms. However, Internet specifically represents that this Agreement may be construed by the Landlord as an assignment or sub-let and may require consent by the Landlord, and in said event, Internet and Worldwide will cooperate with each other to obtain Landlord's consent, if necessary.

     (c) Litigation. There is no claim, legal action, suit, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, threatened against Internet, its assets or business or the transactions contemplated by this Agreement, that would adversely affect this agreement.

     (d) Title to Properties. Internet has good and marketable title to all the properties and assets it set forth on Exhibit 1. None of these assets are subject to any mortgage, pledge, lien, charge, security interest, encumbrance, restriction, lease, license, easement, liability or adverse claim of any nature whatsoever, direct or indirect, whether accrued, absolute, contingent or otherwise, with the exception of any Landlord's lien as established by the Lease or under Florida's Non-Residential Landlord-Tenant Act as previously stated herein.

5.  REPRESENTATIONS  AND  WARRANTIES  BY  WORLDWIDE.

Worldwide  represents  and  warrants  to  Internet  as  follows:

(a)  Organization.  Worldwide  is a corporation duly organized, validly existing
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and  in good standing under the laws of Nevada, and has full corporate power and authority to enter into this Agreement and the related agreements referred to herein and to carry out the transactions contemplated by this Agreement and to carry on its business as now being conducted and to own, lease or operate its properties.

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(b) Authorization and Approval of Agreement. All proceedings or corporate action
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required to be taken by Worldwide relating to the execution and delivery of this
Agreement and the consummation of the transactions contemplated hereby shall have been taken at or prior to the Closing.

(c)  Execution,  Delivery  and  Performance of Agreement. Neither the execution,
     ---------------------------------------------------
delivery nor performance of this Agreement by Worldwide will, conflict with, result in a default to any provision of Worldwide's certificate of incorporation or by-laws or agreement, order, judgment or decree to which Worldwide is a party or by which it may be bound or affected. Worldwide has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, all proceedings required to be taken by Worldwide to authorize the execution, delivery and performance of this Agreement and the agreements relating hereto, have been properly taken and this Agreement constitutes a valid and binding obligation of Worldwide.

(d)  Litigation.  There  is  no  legal  action,  suit, arbitration, governmental
   -------------
investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the knowledge of Worldwide threatened, against or relating to Worldwide in connection with or relating to the transactions contemplated by this Agreement that would adversely affect this Agreement, and Worldwide does not know or have any reason to be aware of any basis for the same.

6.  CONDUCT  OF  BUSINESS  PRIOR  TO  CLOSING.

(a) Prior to the Closing, Internet shall conduct its business and affairs only in the ordinary course and consistent with its prior practice and shall maintain, keep and preserve Internet's Assets in good condition and repair in accordance with present practices. Without limiting the generality of the foregoing, prior to the Closing Internet will not without Worldwide's prior written approval:

     (i) merge or consolidate or obligate itself to do so with or into any other entity;

     (ii) enter into any contract, agreement, commitment or other understanding or arrangement concerning Internet's assets; or

7.  ACCESS  TO  INFORMATION  AND  DOCUMENTS.

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     Worldwide  represents  that  it  has  been  given full access to Internet's documents, contracts, books and records of Internet and that it has been furnished with copies of such documents, and of such information with respect to the affairs of Internet. Worldwide will not improperly disclose the same prior to the Closing. Worldwide specifically represents that it has fully completed its due diligence and it is fully satisfied on all aspects of Internet's business, including its financial statements, books and records.

8.  BROKER  COMMISSION.

     Neither Internet nor Worldwide have entered into any contract, arrangement or understanding with any person or firm which may result in the obligation to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby, nor are Internet or Worldwide aware of any claim or basis for any claim for payment of any finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement of the consummation of the transactions contemplated hereby.

9.  DIRECTORS  AND  SHAREHOLDER  AUTHORIZATION.

     (a) At or prior to the Closing, Internet will deliver to Worldwide a copy of the resolutions of the Board of Directors and the resolutions or consents of the shareholders of Internet, together with any and all required resolutions or consents of the shareholders thereof, approving the execution and delivery of this Agreement and the consummation of all of the transactions contemplated hereby, duly certified by an officer of Internet, and Worldwide will deliver same to Internet,

10.  CONDITIONS  PRECEDENT  TO  WORLDWIDE'S  OBLIGATIONS.

     All obligations of Worldwide hereunder are subject to the fulfillment or waiver by Worldwide of each of the following conditions at, or prior to the Closing, and Internet shall exert their best efforts to cause each such condition to be so fulfilled:

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     (a)  All  representations and warranties of Internet contained herein or in any document delivered pursuant hereto shall be true and correct in all material respects when made and shall be deemed to have been made again at and as of the date of the Closing, and shall then be true and correct in all material respects except for changes in the ordinary course of business after the date hereof in conformity with the covenants and agreements contained herein.

     (b) All covenants, agreements and obligations required by the terms of this Agreement to be performed by Internet at or before the Closing shall have been duly and properly performed in all material respects.

     (c) Since the date of this Agreement there shall not have occurred any material adverse change in the condition (financial or otherwise), business, properties, assets or prospects of Internet.

     (d) All documents required to be delivered to Worldwide at or prior to the Closing shall have been so delivered.

     (e) Internet shall obtain written consents to the transfer or assignment to Worldwide of all agreements, licenses, leases and other material contracts of Internet where the consent of any other party to any such contract may, in the opinion of Worldwide's counsel, be required for such assignment or transfer.

11.  CONDITIONS  PRECEDENT  TO  INTERNET'S  OBLIGATIONS.

     All obligations of Internet at the Closing are subject, at the option of Internet, to the fulfillment of each of the following conditions at or prior to the Closing, and Worldwide shall exert its best efforts to cause each such condition to be so fulfilled:

     (a) All representations and warranties of Worldwide contained herein or in any document delivered pursuant hereto shall be true and correct in all material respects when made and as of the Closing.

     (b) All obligations required by the terms of this Agreement to be performed by Worldwide at or before the Closing shall have been duly and properly performed in all material respects.

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     (c)  There  shall  be  delivered  to Internet a certificate executed by the
President and Secretary of Worldwide, dated the date of the Closing, certifying that the conditions set forth m paragraphs (a) and (b) of this Section 14 have been fulfilled.

12.  NATURE  AND  SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.

     Each statement, representation, warranty, indemnity, covenant and agreement made by Internet in this Agreement or in any document, certificate or other instrument delivered by or on behalf of Internet pursuant to this Agreement or in connection herewith shall survive the Closing, except where inconsistent with the contemplated promissory note, mortgage and Management Agreement.

13.  NOTICES.

     Any and all notices or other communications required or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or mailed by first class certified mail, return receipt requested, addressed to the parties at the addresses set forth herein (or at such other address as any party may specify by notice to all other parties given as aforesaid) with copies to:

If  to  Internet:

          150  East  58  Street
          New  York,  New  York  10022

If  to  Worldwide:

          1470-  N.W.  107  Avenue
          Suite  H,  Miami,  Florida  33143

14.  LEGAL  AND  OTHER  COSTS.

     In the event that any party (the Defaulting Party) defaults in his or its obligations under this cement and, as a result thereof, the other party (the "Non-Defaulting Party") seeks to legally enforce his or its rights hereunder against the Defaulting Party, then, in addition to all damages and other remedies to which the Non-Defaulting Party is entitled by reason of such default, the Defaulting Party shall promptly pay to the Non-Defaulting Party an amount equal to all costs and expenses (including reasonable attorneys fees) paid or incurred by the Non-Defaulting Party in connection with such enforcement.

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15.  LIABILITIES.

     Worldwide assumes no liabilities of Internet whatsoever provided that Worldwide shall have no liability for the license agreements and contracts prior to the Closing, but only for performance of the license agreements and contracts as may be required thereunder subsequent to Closing.

16.  LITIGATION.

     In any action between the parties to enforce any of the terms of this agreement or any other matter arising from this agreement, the prevailing party shall be entitled to recover its costs and expenses, including reasonable attorney's fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

17.  MISCELLANEOUS.

(a) This writing constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by all of the parties hereto.

(b) No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

(c) This Agreement shall be binding upon and inure to the benefit of each corporate party hereto, its successors and assigns, and each individual party hereto and his heirs, personal representatives, successors and assigns.

(d) Any paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said paragraphs.

(e) Each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

(f) Internet will pay all sales, taxes, if any, payable in connection with the sale, conveyances, assignments, transfers and deliveries to be made to Worldwide hereunder, however, Worldwide shall pay all taxes and stamps on the mortgage and promissory note.

(g) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original.

(h) This Agreement and all amendments thereof shall be governed by and construed in accordance with the law of the State of Florida applicable to contracts made and to be performed therein, and the parties agree that venue shall be proper in Broward County, Florida.

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IN  WITNESS  WHEREOF,  the  parties hereto have caused this Agreement to be duly executed  as  of  the  day  and  year  first  above  written.

ATTEST:                                       THE INTERNET ADVISORY CORPORATION,
                                              (Utah  Corporation)

/s/  John  Neilson                            By:  /s/  Richard  Goldring
Secretary                                      -------------------------------
John  Nielson                                  Richard  Goldring,  President

                                              WORLDWIDE CONNECT
                                              (Nevada  Corporation)
                                              By:  /s/  L.R.  Divine
                                              ---------------------------
                                              L.R.  Divine, President

ATTEST:
Signature  /s/ Lonnie  Divine                 By:  /s/ Lonnie  Divine
                                              -------------------------
Print  Name:  L.R.  Divine                    Lonnie  Divine,  Guarantor



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